UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 23, 2026
FEDERAL HOME LOAN BANK OF BOSTON
(Exact name of registrant as specified in its charter)

Federally chartered corporation of the United States	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 Boylston Street
Boston, MA 02199
(Address of principal executive offices, including zip code)
(617) 292-9600
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On October 23, 2026, the Federal Home Loan Bank of Boston’s (the Bank’s) board of directors (the Board) declared four individuals elected in the Bank’s 2026 election of directors (the Annual Director Election), with a term to begin January 1, 2027, and end December 31, 2030. The Board is constituted of member and independent directors who are elected by the Bank’s members, as discussed under Item 10 — Directors, Executive Officers and Corporate Governance of the Bank’s 2025 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 13, 2026 (the 2025 Annual Report).

These elections took place in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act of 1932 (the Act) and the related regulations (the Applicable Regulations) of the Federal Housing Finance Agency (FHFA), the Bank’s primary regulator. For a description of the Bank’s director election process, see Item 10 — Directors, Executive Officers and Corporate Governance of the 2025 Annual Report.

The Board declared the following individuals elected as member directors (the Member Directors-elect):

•Christopher J. Logan, president and chief executive officer of Bank of New Hampshire in Laconia, New Hampshire, elected to fill a member directorship designated for the State of New Hampshire; and

•Caroline R. Carpenter, president and chief executive officer of National Bank of Middlebury in Middlebury, Vermont, elected to fill a member directorship designated for the State of Vermont.

In addition, after reviewing the results of the members’ votes in the independent director election, the Board declared the following individuals elected as independent directors, with Mr. Tourigny elected as a public interest independent director (together with Member Directors-elect, the Directors-elect):

•Duncan Barnard, chief internal auditor of CLS Bank in New York, New York; and

•Robert Tourigny, executive director of NeighborWorks Southern New Hampshire in Manchester, New Hampshire.

The Board has not yet determined on which committees the Directors-elect will serve in 2027. The Bank expects to compensate the Directors-elect under the 2027 Director Compensation Policy.

Pursuant to the Applicable Regulations, the Bank’s member directors, including Member Directors-elect, serve as officers or directors of Bank members. The Bank is a cooperative and conducts business primarily with its members, which are required to own capital stock in the Bank as a prerequisite to transacting certain business with the Bank. Subject to the Act and the Applicable Regulations, the Bank may conduct business with members whose officers or directors serve on the Board, including:

•extending credit in the ordinary course of business to such members, on market terms that are no more favorable to such members than the terms of comparable transactions with other members;

•purchasing short- and long-term investments, at market rates, from such members or their affiliates;

•entering into interest-rate-exchange agreements on market terms with affiliates of such members as counterparties; and

•providing affordable housing benefits in conjunction with such members, or affiliates of such members, on terms and conditions that are no more favorable to such members than the terms and conditions of comparable transactions with other members.

All of the foregoing transactions are made in the ordinary course of the Bank’s business and are subject to the same Bank policies as transactions with the Bank’s members, housing associates, and third parties generally. For further information, see Item 13 — Certain Relationships and Related Transactions, and Director Independence of the 2025 Annual Report.

The Director Compensation Policy – 2027

On October 23, 2026, the Board approved the Director Compensation Policy - 2027 (the 2027 Director Compensation Policy), pursuant to which the Bank expects to compensate its directors for 2027, including any newly elected directors.

Summary. The 2027 Director Compensation Policy provides for fees paid for attendance at board and committee meetings and retainers paid in arrears at the end of each quarter. The policy provides for maximums on total director compensation and potential reduction based on attendance and performance.

Attendance Fees. The following table sets forth the attendance fees.

	Per Board Meeting	Per Committee Meeting	Virtual Attendance	Maximum Attendance Fees
Chair	$13,680	$2,960	$1,770	$110,000
Vice Chair	$11,830	$2,960	$1,770	$94,700
Audit, Human Resources & Compensation, and Risk Committee Chairs	$11,420	$2,960	$1,770	$91,400
Other Committee Chairs	$10,770	$2,960	$1,770	$86,210
Other Directors	$9,710	$2,960	$1,770	$82,000

Quarterly Retainers. The following table sets forth the quarterly retainers.

	Quarterly Retainer	Annual Retainer
Chair	$13,750	$55,000
Vice Chair	$11,825	$47,300
Audit, Human Resources & Compensation, and Risk Committee Chairs	$11,400	$45,600
Other Committee Chairs	$11,000	$44,000
Other Directors	$10,250	$41,000

Maximum Compensation. The following table sets forth maximum director compensation.

	Maximum Attendance Fees	Maximum Retainer	Total Maximum Compensation
Chair	$110,000	$55,000	$165,000
Vice Chair	$94,700	$47,300	$142,000
Audit, Human Resources & Compensation, and Risk Committee Chairs	$91,400	$45,600	$137,000
Other Committee Chairs	$86,210	$44,000	$130,210
Other Directors	$82,000	$41,000	$123,000

The Bank will also pay/reimburse directors for reasonable expenses related to the directors’ attendance at Board meetings.

Reduction in Compensation Based on Attendance and Performance. The Board may vote to reduce or eliminate a director’s final quarterly retainer payment if (i) the director has not attended at least 75% of all regular and special meetings of the Board and the committees on which the director served during the year, or (ii) the Board determines the director has consistently demonstrated a lack of engagement and participation in meetings attended.

The foregoing description of the 2027 Director Compensation Policy is qualified in its entirety by reference to the copy of the 2027 Director Compensation Policy included herein as Exhibit 10.1 and incorporated herein by reference.

Directors are entitled to participate in the Bank's nonqualified, unfunded deferred compensation plan, under which each Bank director has the opportunity to defer all or a portion of the amount of his or her compensation.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Director Election was conducted online. No in-person meeting of the members was held in connection with the Annual Director Election. The Board declared the results final on October 23, 2026, as described in Item 5.02 of this Current Report.

Member Director Elections

As discussed in Item 5.02 of this Current Report, the Bank conducted an election for one member director for the State of New Hampshire and another for the Sate of Vermont. The following is a tally of the vote for those directorships:

New Hampshire
	Number of NH Members Voting in Election (Total Ballots Received)	22
	Percent of NH Members Voting in Election	68.8%

	Total Number of Eligible Votes in NH (Potential for one position)	417,333

Name	Member	Number of Votes Received
Christopher J. Logan (elected)	President and Chief Executive Officer Bank of New Hampshire, Laconia, NH	187,680
Jason C. Hicks	Executive Vice President and Chief Financial Officer Meredith Village Savings Bank, Meredith, NH	101,236

Vermont
	Number of VT Members Voting in Election (Total Ballots Received)	12
	Percent of VT Members Voting in Election	38.7%
	Total Number of Eligible Votes in VT (Potential for one position)	290,351

Name	Member	Number of Votes Received
Caroline R. Carpenter (elected)	President and Chief Executive Officer National Bank of Middlebury, Middlebury, VT	136,150
Christopher L. Caldwell	President and Chief Executive Officer Community National Bank, Newport, VT	1,441

Independent Directors Election

As discussed in Item 5.02 of this Current Report, the Bank conducted elections for two independent directors, with one of those being a public interest independent directorship. Under the Applicable Regulations, in an election for an independent directorship, when the number of nominees is equal to the number of independent directorships to be filled, a candidate for an independent directorship must receive at least 20 percent of the number of votes eligible to be cast in the election in order to be elected. The results of the votes for the independent director candidates are as follows:

INDEPENDENT
	Number of Members Voting in Election (Total Ballots Received)	116
	Total Number of Eligible Votes (Potential)	7,996,160
	20% Threshold Requirement	1,599,232

Name	Affiliation	Number of Votes Received

Duncan Barnard	Chief Internal Auditor CLS Bank, New York, NY	2,249,222
Robert Tourigny (elected to public interest independent directorship)	Executive Director NeighborWorks Southern New Hampshire, Manchester, NH	2,376,855

Item 9.01 Financial Statements and Exhibits

Exhibit Numbers:

10.1 2027 Director Compensation Policy*

104 Cover Page Interactive Data File – the cover page XBRL tags are embedded within the inline XBRL document

* Portions of exhibit have been omitted.

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 23, 2026	Federal Home Loan Bank of Boston
By:/s/ Brian G. Donahue
Brian G. Donahue
Senior Vice President, Controller and Chief Accounting Officer